EXHIBIT 99.2

GOVERNMENT PROPERTIES TRUST, INC.

Supplemental Operating and Financial Data
For the Quarter Ended
March 31, 2005

TABLE OF CONTENTS

CORPORATE DATA

Company Background	3
Investor Information/Common Stock Data/Dividend Per Share	4

CONSOLIDATED FINANCIAL RESULTS

Financial Highlights	5
Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
Consolidated Statements of Cash Flows	8
Funds from Operations	9
Reconciliation of Earnings Before Interest, Taxes and Depreciation	10
and Amortization
Debt Summary	11

PORTFOLIO DATA

Portfolio Overview	12
Occupancy and Delinquency Rates	13
Forward-looking information and Non-GAAP information	14

COMPANY BACKGROUND

Government Properties Trust, Inc. invests primarily in single tenant properties under long-term leases to the U.S. government, state governments, local governments, and government-sponsored enterprises. We are a self-managed, self-administered real estate investment trust, or REIT. We believe that we are the only REIT whose stated business model calls for acquiring and holding for investment solely government-leased properties.

Our business consists of buying and managing recently built or renovated office properties primarily leased to the federal government, acting through the General Services Administration (“GSA”), the federal government’s property management arm, under long-term leases. We began formal operations with our first property acquisition in December 2002. At March 31, 2005, we owned thirteen primarily GSA-leased properties located throughout the United States. These properties are 97% occupied and had a weighted-average remaining lease term of approximately 10 years based on the square footage of the properties as of March 31, 2005. We own each of our properties through separate wholly-owned entities. We intend to expand our portfolio by acquiring additional primarily government-leased properties.

We completed an initial public offering of our common stock and listed our common stock on the NYSE in January 2004. In connection with this offering, we received net proceeds (after expenses) of approximately $177 million. Prior to this offering, we reincorporated in Maryland and changed our name to Government Properties Trust, Inc. The historical operations included in the consolidated financial statements are those of our predecessor company (Gen-Net Lease Income Trust, Inc.).

This Supplemental Operating and Financial Data package supplements the information provided in our annual and quarterly reports filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.gptrust.com.

INVESTOR INFORMATION

BOARD OF DIRECTORS

Jerry D. Bringard	Robert M. Ames
Chairman

Philip S. Cottone	Robert A. Peck

Thomas D. Peschio	Richard H. Schwachter

MANAGEMENT

Thomas D. Peschio	Nancy D. Olson
President & Chief Executive Officer	Chief Financial Officer, Treasurer

Oscar Peterson	D. Gary Marron
Director of Asset Acquisition	Director of Asset Management

James E. Okell	Edward C. Fuxa
Director of Acquisition Processing	Director of Accounting and Finance

John D. Ellsworth
General Counsel

COMPANY INFORMATION

Corporate Headquarters	Investor Relations Contact
10250 Regency Circle	Sharon D. Latham
Suite 100	(402) 391-0010 ext. 207
Omaha, Nebraska 68114	(402) 391-4144 (fax)
(402) 391-0010	slatham@gptrust.com

TRADING MARKET

Our common stock is traded on the New York Stock Exchange under the symbol “GPP.” Our common stock began trading on January 27, 2004.

DIVIDENDS

We declared our initial dividend of $0.075 per share of common stock, which we paid on January 31, 2003. We have paid subsequent dividends of $0.15 per share each quarter thereafter from April 15, 2003 through April 15, 2005.

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2005
FINANCIAL HIGHLIGHTS

	(Unaudited)
	Three Months Ended
	March 31,
	2005	2004
Income Items

Total revenue	$4,503,764	$1,043,993
Loss from continuing operations (1)	(59,891)	(2,919,609)
Net loss	(59,891)	(2,915,738)
Loss from continuing operations per share	—	(0.20)
Net loss per common share	—	(0.20)
Funds from operations (FFO)(2)	1,254,926	(2,637,998)
FFO per common share	0.06	(0.18)
Earnings before interest, taxes and depreciation and amortization (EBITDA)(3)	2,600,053	(138,900)
Dividends declared per share	0.15	0.15

	March 31,	December 31,
	2005	2004
Balance Sheet Items
Investment in real estate, net	$204,704,859	$155,370,667
Total cash and cash equivalents	93,062,908	95,918,151
Total debt	129,908,060	77,584,897

(1)	Includes expense of $2,097,900 in the first quarter of 2004 for issuance of warrant.

(2)	For reconciliation of the difference between FFO and net loss, see page 9.

(3)	For reconciliation of the difference between EBITDA and net loss, see page 10.

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2005
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2005	2004
	(UNAUDITED)
ASSETS
Real estate at cost
Land	$19,893,237	$13,713,237
Buildings and improvements	154,111,381	117,069,518
Tenant origination costs	33,422,192	26,628,718
Real estate under development	1,819,206	1,180,523
Furniture and equipment	188,207	185,818

	209,434,223	158,777,814
Accumulated depreciation	(4,729,364)	(3,407,147)

	204,704,859	155,370,667
Cash and cash equivalents	78,764,801	93,814,813
Restricted cash escrows	14,298,107	2,103,338
Tenant receivables	1,733,123	1,501,850
Notes receivable from tenant	650,014	665,216
Deferred costs, net	2,000,316	937,156
Real estate deposits	1,652,581	685,993
Other assets	2,600,986	1,241,554

Total assets	$306,404,787	$256,320,587

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$3,830,846	$3,226,655
Dividends payable	3,108,269	3,104,340
Mortgage notes payable	129,908,060	77,584,897

Total liabilities	136,847,175	83,915,892
Stockholders’ equity
Common stock ($0.01 par value; 50,000,000 shares authorized, 20,721,796 and 20,695,567 shares issued and outstanding at March 31, 2005 and December 31, 2004, respectively)	205,690	205,223
Additional paid-in capital	188,579,840	188,259,230
Accumulated deficit	(19,227,918)	(16,059,758)

Total stockholders’ equity	169,557,612	172,404,695

Total liabilities and stockholders’ equity	$306,404,787	$256,320,587

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2005
CONSOLIDATED STATEMENTS OF OPERATIONS

	(UNAUDITED)
	THREE MONTHS ENDED
	MARCH 31,
	2005	2004
Revenue
Rental income	$4,324,110	$1,043,993
Tenant reimbursements	179,654	—

Total revenue	4,503,764	1,043,993
Expenses
Property operations	855,002	247,778
Real estate taxes	456,204	148,097
Depreciation and amortization	1,322,217	280,109
General and administrative	1,140,272	1,030,544

Total expenses	3,773,695	1,706,528

Operating income (loss)	730,069	(662,535)
Other income (expense)
Interest income	658,193	243,269
Interest expense	(1,337,727)	(398,829)
Expense from issuance and exercise of warrant	—	(2,097,900)
Amortization of deferred financing fees	(110,426)	(3,614)

Loss from continuing operations	(59,891)	(2,919,609)

Discontinued operations
Income from operations of disposed property	—	3,871

Net loss	$(59,891)	$(2,915,738)

Earnings per share (basic and diluted)
Loss from continuing operations	$—	$(0.20)
Income from discontinued operations	—	—

Net loss	$—	$(0.20)

Distributions declared per share	$0.15	$0.15

Weighted average shares outstanding (basic and diluted)	20,539,767	14,712,297

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2005
CONSOLIDATED STATEMENTS OF CASH FLOWS

	(UNAUDITED)
	THREE MONTHS ENDED
	MARCH 31,
	2005	2004
Operating activities
Net loss	$(59,891)	$(2,915,738)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,322,217	280,109
Amortization of deferred financing fees	110,426	3,614
Compensation expense	181,074	108,751
Expense from issuance of warrant	—	2,097,900
Changes in assets and liabilities:
Restricted cash escrows	(12,194,769)	69,087
Tenant receivables	(231,273)	(53,180)
Note receivable from tenant	15,202	(704,111)
Other assets	(1,361,821)	(337,476)
Accounts payable and accrued expenses	744,194	555,086

Net cash used in operating activities	(11,474,641)	(895,958)

Investing activities
Expenditures for real estate	(50,015,337)	(4,416,735)
Deposits on future real estate purchases	(966,588)	(600,000)
Development of real estate assets	(638,683)	—
Restricted cash for letter of credit	—	(17,336,718)

Cash used in investing activities	(51,620,608)	(22,353,453)

Financing activities
Financing fees	(1,173,586)	—
Net (repayment) borrowing under lines of credit	—	(3,047,655)
Proceeds from mortgage notes payable	52,632,219	—
Payments on mortgage notes payable - affiliate	—	(1,639,219)
Repayments of advances from affiliate	—	(102,873)
Principal payments on mortgage notes payable	(309,056)	(78,118)
Proceeds from sale of common stock	—	193,202,100
Offering costs paid	—	(16,176,798)
Dividends paid	(3,104,340)	(147,536)

Net cash provided by financing activities	48,045,237	172,009,901

Net (decrease) increase in cash and cash equivalents	(15,050,012)	148,760,490
Cash and cash equivalents, beginning of period	93,814,813	760,859

Cash and cash equivalents, end of period	$78,764,801	$149,521,349

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2005
FUNDS FROM OPERATIONS

	Three Months
	Ended March 31,
	2005	2004
Net income (loss)	$(59,891)	$(2,915,738)
Adjustments to reconcile to funds from Operations:
Real estate depreciation and amortization (1)	1,314,817	277,740

Funds from Operations	$1,254,926	$(2,637,998)

Funds from Operations per common share	$0.06	$(0.18)

Weighted average shares outstanding	20,539,767	14,712,297

(1)	Excludes depreciation of non-real estate assets of $7,400 and $2,368 for the three months ended March 31, 2005 and 2004, respectively.

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2005
EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION AND AMORTIZATION

	Three Months
	Ended March 31,
	2005	2004
Net loss	$(59,891)	$(2,915,738)
Adjustments for:
Depreciation and amortization	1,322,217	280,109
Interest expense	1,337,727	398,829
Expense from issuance and exercise of warrant (1)	—	2,097,900

Earnings before interest, taxes and depreciation and amortization	$2,600,053	$(138,900)

(1) Relates to a non-cash expense for the issuance and exercise of a warrant to an affiliate of one of our underwriters who provided a line of credit to us.

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2005
DEBT SUMMARY

	Interest	Principal	Maturity	Due at
	Rate	Balance	Date	Date
Fixed Interest Rate Debt
Bakersfield DEA Property	5.867%	$1,440,000	03/01/2020	$1,047,759
Baton Rouge VA Property	5.867%	$4,824,000	03/01/2020	$3,509,989
Charleston SSA Property	5.74%	13,684,668	05/01/2013	11,868,419
Clarksburg GSA Property	5.74%	8,137,490	05/01/2013	7,056,282
Charleston Federal Courthouse Property	5.867%	14,568,219	03/01/2020	10,599,977
College Park FDA Property	6.75%	16,538,773	01/01/2026	121,230
Kingsport SSA Property	8.23%	2,238,591	04/01/2010	2,008,307
Lenexa FDA Property	5.44%	7,925,201	08/11/2009	7,285,440
Parkersburg BPD Property	5.40%	26,800,000	03/15/2021	10,354,005
Parkersburg BPD Property	5.75%	5,000,000	03/15/2021	5,000,000
Pittsburgh FBI Property	5.50%	20,790,793	08/01/2009	19,033,415
Pittsburgh USCIS Property	5.13%	7,960,325	12/11/2011	6,893,021

		$129,908,060		$84,777,844

DEBT MATURITIES

Period ending March 31	Amount
2006	$1,574,363
2007	2,406,166
2008	2,540,099
2009	2,702,810
2010	28,872,381
Thereafter	91,812,241

$129,908,060

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2005
PROPERTY PORTFOLIO

					Gross	Lease
					Estimated	Maturity/
	Tenant/	Year Built/	Sq. Ft.	Rent/	Annualized	Early
Location	Occupant	Renovated	Leased	Sq. Foot	Rent	Termination	Lease Type

Bakersfield, California	United States of American/Drug Enforcement Administration	2000	9,800	$32.11	$314,640	Nov. 2010/ Nov. 2008	Modified Gross Lease

Kingsport, Tennessee	United States of America/Social Security Administration	1999	22,848	$17.36	$396,624	Oct. 2014/ Oct. 2009	Modified Gross Lease

Charleston, West Virginia	United States of America/Social Security Administration	1959/1999	90,050	$22.25	$2,004,360	Dec. 2019/ None	Modified Gross Lease

Clarksburg, West Virginia	United States of America/Department of Justice, Drug Enforcement Administration, Federal Bureau of Investigation, Social Security Administration	1998	55,443	$23.26	$1,289,724	Jan. 2019/ Jan. 2016	Modified Gross Lease

Mineral Wells, West Virginia	United States of America/Bureau of Public Debt	2003	38,324	$12.79	$490,056	Sep. 2017/ Sep. 2012	Modified Gross Lease

Pittsburgh, Pennsylvania	United States of America/Federal Bureau of Investigation	2001	87,178	$37.13	$3,236,880	Oct. 2016/ None	Modified Gross Lease

Lenexa, Kansas	United States of America Food and Drug Administration	1991	53,500	$22.03	$1,178,340	Jun. 2012/ None	Modified Gross Lease

Baton Rouge, Louisiana	United States of America/Veterans Administration	2004	30,000	$24.12	$723,600	Jun. 2019/ None	Modified Gross Lease

Charleston, South Carolina	United States of America/Federal Courthouse	1999	44,250	$37.93	$1,678,608	Jul. 2019/ None	Modified Net Lease

College Park, Maryland	United States of America Food and Drug Administration	2004	79,090	$36.17	$2,378,316	Aug. 2014/ None	Modified Gross Lease

Portland, Oregon	United States of America/Various Agencies, Integra Telecom	2002	226,110	$22.94	$5,186,963	Apr. 2015/ None	Modified Gross Leases

Pittsburgh, Pennsylvania	United States Citizenship and Immigration Services	2004	36,153	$33.17	$1,199,208	Feb. 2014/ None	Modified Gross Lease

Parkersburg, West Virginia	United States of America/Bureau of Public Debt	2004	80,657	$26.11	$2,105,916	Aug. 2019/ None	Modified Gross Lease

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2004
OCCUPANCY AND DELINQUENCY RATES

During our history, each of our properties have had no delinquencies.

As of March 31, 2005, our total Property Portfolio is 97% occupied. Our current vacancies consist of:

•	Approximately 13,000 square feet in our College Park FDA property

•	Approximately 11,000 square feet in our Portland Property

GOVERNMENT PROPERTIES TRUST, INC.

LEGAL NOTICES

Forward-looking information

This report contains forward-looking statements. These forward-looking statements include estimates regarding our gross annualized rent.

These and other forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various risks and other negative factors, including the fact that our management only recently joined us; we must invest the net proceeds of our January, 2004 IPO into the acquisition of acceptable properties which we are still in the process of consummating; we depend on the U.S. government for a significant portion of our revenues; our properties may have a higher risk of terrorist attack because the U.S. government is our principal tenant; we plan to incur debt to finance, on average, approximately 75% of the acquisition cost of the properties we buy; most of our leases do not provide for a full pass-through of increases in property operating costs; we have made and expect to continue to make quarterly dividend distributions that include a return of capital. Other such considerations may be disclosed from time to time in our SEC filings.

All forward-looking statements included in this report are based on information available to us on the date hereof. We assume no obligation to update any forward-looking statements.

Non-GAAP Financial Information

This report contains non-GAAP financial information, including funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA). This report also contains the most directly comparable GAAP information and a GAAP to non-GAAP reconciliation.

We believe FFO and EBITDA are useful to investors as indicators of our ability to service debt and pay cash distributions. We use FFO and EBITDA for internal budgeting and planning purposes.

FFO and EBITDA, as calculated by us, may not be comparable to FFO and EBITDA reported by other companies that do not define these terms exactly as we define them. FFO and EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.